UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
_______________________________

Investment Company Act file number:  811-01236

DWS Market Trust
(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices)  (Zip code)

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 250-3220

Date of fiscal year end:  8/31

Date of reporting period:  11/30/2012

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of November 30, 2012 (Unaudited)

DWS Select Alternative Allocation Fund
	Shares	Value ($)
Mutual Funds 82.1%
DWS Disciplined Market Neutral Fund "Institutional" (a)	9,730,175	94,285,394
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	21,923,332	73,662,396
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	4,172,089	47,144,607
DWS Floating Rate Fund "Institutional" (a)	9,727,665	91,342,772
DWS Global Inflation Fund "Institutional" (a)	6,535,275	73,848,604
DWS Gold & Precious Metals Fund "Institutional" (a)	413,104	5,895,000
DWS RREEF Global Infrastructure Fund "Institutional" (a)	5,792,663	68,121,713
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	3,951,385	32,519,896

Total Mutual Funds (Cost $455,852,238)		486,820,382
Exchange-Traded Funds 17.3%
iShares S&P Global Timber & Forestry Index Fund	69,196	2,958,129
iShares S&P U.S. Preferred Stock Index Fund	663,687	26,494,385
Market Vectors Agribusiness Fund	394,771	20,595,203
SPDR Barclays Capital Convertible Securities Fund	363,425	14,478,852
SPDR Barclays Capital International Treasury Bond	288,067	17,641,223
WisdomTree Emerging Markets Local Debt Fund	390,758	20,608,577

Total Exchange-Traded Funds (Cost $98,260,236)		102,776,369
Cash Equivalents 1.5%
Central Cash Management Fund, 0.17% (a) (b) (Cost $8,641,843)	8,641,843	8,641,843

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $562,754,317) †	100.9	598,238,594
Other Assets and Liabilities, Net	(0.9)	(5,606,935)

Net Assets	100.0	592,631,659

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

†
The cost for federal income tax purposes was $565,707,953.  At November 30, 2012, net unrealized appreciation for all securities based on tax cost was $32,530,641.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $41,833,255 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,302,614.

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc.

Affiliate	Value ($) at 8/31/2012	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distri-butions ($)	Capital Gain Distri-butions ($)	Value ($) at 11/30/2012
DWS Disciplined Market Neutral Fund	89,269,561	6,855,000	2,705,000	(7,931)	—	—	94,285,394
DWS Emerging Markets Equity Fund	4,817,285	—	4,760,351	956,305	—	—	—
DWS Enhanced Commodity Strategy Fund	65,725,544	11,808,856	1,570,000	(583,660)	978,856	—	73,662,396
DWS Enhanced Emerging Markets Fixed Income Fund	41,951,515	3,744,760	—	—	389,760	—	47,144,607
DWS Floating Rate Fund	79,154,627	11,508,845	—	—	1,073,845	—	91,342,772
DWS Global Inflation Fund	62,544,068	10,410,202	—	—	35,202	—	73,848,604
DWS Gold & Precious Metals Fund	—	5,895,000	—	—	—	—	5,895,000
DWS RREEF Global Infrastructure Fund	52,655,528	14,834,778	1,885,000	13,351	319,778	—	68,121,713
DWS RREEF Global Real Estate Securities Fund	29,144,467	4,780,000	2,370,000	234,252	—	—	32,519,896
Central Cash Management Fund	11,062,174	46,778,292	49,198,623	—	—	—	8,641,843
	436,324,769	116,615,733	62,488,974	612,317	2,797,441	—	495,462,225

(b) The rate shown is the annualized seven-day yield at period end.
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund's investments.

	Level 1	Level 2	Level 3	Total
Assets
Mutual Funds	$486,820,382	$—	$—	$486,820,382
Exchange-Traded Funds	102,776,369	—	—	102,776,369
Short-Term Investments	8,641,843	—	—	8,641,843
Total	$598,238,594	$—	$—	$598,238,594

There have been no transfers between fair value measurement levels during the period ended November 30, 2012.

ITEM 2.	CONTROLS AND PROCEDURES

(a)   The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Select Alternative Allocation Fund, a series of DWS Market Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 23, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 23, 2013